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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549






                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 6, 2003



                            SAGA COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                      1-11588                   38-3042953
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

      73 Kercheval Avenue, Grosse Pointe Farms, MI             48236
        (Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code: (313) 886-7070



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

99.1     Press Release dated August 6, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Pursuant to Item 12 of Form 8-K, Disclosure of Results of Operations and Financial Condition, Saga Communications, Inc., hereby furnishes a press release, issued on August 6, 2003, disclosing material non-public information regarding its results of operations for the quarter ended June 30, 2003. The press release is also available on the Company's website, which is www.sagacommunications.com.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SAGA COMMUNICATIONS, INC.


Date:  August 6, 2003                 By:  /s/ SAMUEL D. BUSH
                                         -------------------------------
                                           Samuel D. Bush
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer








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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press Release dated August 6, 2003